UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 10, 2024

LIBERTY MEDIA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35707	37-1699499
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (720) 875-5400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

T
Title of each class	Trading Symbol	Name of each exchange on which registered
Series A Liberty SiriusXM Common Stock	LSXMA	The Nasdaq Stock Market LLC
Series B Liberty SiriusXM Common Stock	LSXMB	The Nasdaq Stock Market LLC
Series C Liberty SiriusXM Common Stock	LSXMK	The Nasdaq Stock Market LLC
Series A Liberty Live Common Stock	LLYVA	The Nasdaq Stock Market LLC
Series C Liberty Live Common Stock	LLYVK	The Nasdaq Stock Market LLC
Series A Liberty Formula One Common Stock	FWONA	The Nasdaq Stock Market LLC
Series C Liberty Formula One Common Stock	FWONK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

At Liberty Media Corporation’s (the “Company”) annual meeting of stockholders held on June 10, 2024, the following proposals were considered and acted upon by the stockholders of the Company: (1) a proposal to elect Brian M. Deevy, Gregory B. Maffei and Andrea L. Wong to continue serving as Class II members of the Company’s board of directors until the 2027 annual meeting of stockholders or their earlier resignation or removal; (2) a proposal to ratify the selection of KPMG LLP as the Company’s independent auditors for the fiscal year ending December 31, 2024 (the “auditors ratification proposal”); (3) a proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers as described in the definitive proxy statement relating to the Annual Meeting under the heading “Executive Compensation” (the “say-on-pay proposal”); and (4) a proposal to approve, on an advisory basis, the frequency at which future say-on-pay votes will be held (the “say-on-frequency proposal”). The number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each proposal are set forth below.

1. Election of the following Nominees to the Company’s Board of Directors

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Brian M. Deevy	254,987,156	5,045,861	10,683,190
Gregory B. Maffei	254,218,144	5,814,873	10,683,190
Andrea L. Wong	236,157,748	23,875,269	10,683,190

Accordingly, the foregoing nominees were re-elected to the Company’s board of directors.

2. The Auditors Ratification Proposal

Votes For	Votes Against	Abstentions	Broker Non-Votes
266,123,051	4,450,690	142,466	–

Accordingly, the auditors ratification proposal was approved.

3. The Say-On-Pay Proposal

Votes For	Votes Against	Abstentions	Broker Non-Votes
227,273,061	32,409,746	350,210	10,683,190

Accordingly, the say-on-pay proposal was approved.

4. The Say-On-Frequency Proposal

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
55,372,201	103,937	204,428,701	128,178	10,683,190

Accordingly, the frequency at which future say-on-pay votes will be held is every three years.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2024

LIBERTY MEDIA CORPORATION

By:	/s/ Katherine C. Jewell
Name: Katherine C. Jewell
Title: Vice President and Assistant Secretary

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